Semi-Annual Report
June 30, 2002

                                                         [NEUBERGER BERMAN LOGO]



                                       Neuberger Berman
                                       Advisers
                                       Management
                                       Trust


--------------------------------------------------------------------------------



                                       Partners
                                       Portfolio (Registered Trademark)






B0737 08/02

Partners Portfolio  Manager's Commentary
----------------------------------------

The AMT Partners Portfolio got off to a good start in 2002, posting a positive return in the first quarter. However, in the second quarter, undue concern over the strength of the nascent economic recovery, geopolitical tensions, and headline-making scandals in corporate boardrooms and on Wall Street spawned a sharp broad-based stock market decline. Although we dodged the stock market's biggest disasters (Enron, Tyco, WorldCom), the Portfolio closed first half 2002 with a loss of 9.84%, outperforming the Standard & Poor's 500 Index, which lost 13.15%, but underperforming the Russell 1000 Value Index, which lost 4.78%.(1)

Our investments in the energy sector, primarily mid-sized oil services and exploration and production companies, performed quite well, delivering more than triple the returns of the energy component of the Russell 1000 Value Index. Our healthcare holdings, principally managed care and drug distribution companies, posted a modest decline, but significantly outperformed the benchmark index's healthcare component, which fell sharply due to the poor performance of major pharmaceuticals stocks. Our focus on companies with strong balance sheets kept us away from telecom--one of the most troubled market sectors--and caused us to sell our utility holdings.

The Portfolio's poorest relative performance came in the industrials category, as investors dumped cyclical companies in response to slowing economic growth in the second quarter. Our overweighting in the consumer discretionary category (another cyclical sector) and underweighting in consumer staples also had a negative impact on relative returns. Although three of the portfolio's top ten performers came from the financials sector, as a whole, our investments in this category underperformed. Finally, our overweighting in the hard-hit information technology sector penalized returns.

Our economic outlook hasn't changed. Further encouraged by positive economic data, we remain confident in our belief that the economy will continue to recover at a respectable pace. Generally, economic recoveries are a three-stage process initially sparked by consumer demand, followed by increased industrial production to meet this demand, and finally, capital spending to increase capacity and improve productivity. Presently, we are a little more than a third of the way along in this process. Consumer demand is relatively strong and industrial production has trended higher for the last five months. We have yet to see any significant increase in capital spending, but we expect to see it kick in later this year or early next year, with information technology companies being major beneficiaries. We have structured the Portfolio to participate in all three stages of a recovery, with our largest overweightings in the consumer discretionary, industrial, and information technology sectors. Concurrently, we are underweighted in less economically sensitive sectors such as consumer staples and utilities, where we think valuations have become quite rich relative to limited growth prospects.

Under normal circumstances, the stock market would have begun anticipating an economic

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2002 (UNAUDITED)

recovery in advance of confirming economic data and well ahead of rising corporate earnings. Indeed, the stock market's advance from the September 2001 bottom to its level in March was consistent with this historical pattern. However, all the negative headlines in the second quarter have distracted investors from improving economic fundamentals and an impending earnings turnaround. Escalating violence in the Middle East, heightened concern over terrorism, accounting scandals, and even the insider trading allegations against American icon Martha Stewart have made investors more nervous than long-tailed cats in a room full of rocking chairs. At some point in the not-too-distant future, we believe investors will begin refocusing on what really matters--favorable economic and corporate earnings trends and some truly outstanding fundamental opportunities in the stock market.

In our opinion, some of the best of these opportunities are in stocks that have been found guilty by association with companies making recent headlines. Let me give you a few examples (please note: these are not stock recommendations). SPX is a leading auto parts company whose growth has been fueled by acquisitions. Unlike Tyco, which has given "growth by acquisition" companies a bad name, SPX has only bought companies in its own industry and those that are positive contributors to cash flow. Also unlike Tyco, SPX has used rapidly growing cash flow to reduce debt and buy back its own shares. SPX was trading at 17 times trailing earnings and 13 times 2002 earnings estimates at the end of the reporting period. We think this is a very good bargain for such a high-quality company.

Separately, we believe Merck has been one of the undeserved casualties of the Enron/WorldCom accounting scandals. In July, the stock was hit hard on the rumors of irregular accounting in its Medco pharmaceuticals management business. However, according to reports, Merck claims that it was using generally accepted accounting procedures at Medco, which did not artificially inflate its profitability. Also, Medco is a very small piece of Merck's large pie. Merck was trading at around 16 times our 2002 earnings estimates, historically an enormous valuation discount for one of the world's premier drug companies.

In closing, from both a business fundamental and valuation perspective, we believe the quality of the AMT Partners Portfolio has never been higher. The one great thing about bear markets is that they provide an opportunity to build positions in the very best companies in their respective industry groups at bargain prices. The AMT Partners Portfolio is chock full of leading companies selling at valuations we haven't seen in quite some time. We believe this is the foundation for much more generous returns in the years ahead.

Sincerely,

/s/ S. BASU MULLICK

S. BASU MULLICK
PORTFOLIO MANAGER

1. (11.82%), 2.28%, and 10.22% were the average annual total returns for the 1-, 5-year and since inception (3/22/94) for the periods ended June 30, 2002. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Results are shown on a total return basis and include reinvestment of all dividends and capital gain distributions. Performance data quoted represents past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts.

The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The Russell 1000 (Registered Trademark) Index measures the performance of the 1,000 largest companies in the Russell 3000 (Registered Trademark) Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the AMT Portfolios may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

(Copyright) 2002 Neuberger Berman Management Inc., distributor. All rights reserved.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2002 (UNAUDITED)

Schedule of Investments  Partners Portfolio
-------------------------------------------

Number of Shares                                 Market Value+
Common Stocks (98.4%)

Advertising (1.3%)
  375,000            Interpublic Group of
                       Companies                  $ 9,285,000

Auto Related (1.7%)
  377,600            Navistar International        12,083,200

Basic Materials (2.4%)
  386,800            Alcoa Inc.                    12,822,420
  229,100            Monsanto Co.                   4,077,980[L]
                                                  -----------
                                                   16,900,400

Building, Construction & Furnishing (4.3%)
  175,000            Centex Corp.                  10,113,250
  227,600            D.R. Horton                    5,924,428[L]
  169,800            Lennar Corp.                  10,391,760
    9,700            NVR, Inc.                      3,133,100*
                                                  -----------
                                                   29,562,538

Business Services (1.2%)
  450,100            CSG Systems
                     International                  8,614,914*

Capital Goods (4.5%)
  259,700            Boeing Co.                    11,686,500
  183,500            Parker-Hannifin                8,769,465
   88,600            SPX Corp.                     10,410,500*[L]
                                                  -----------
                                                   30,866,465

Communication Services (1.4%)
  599,400            Scientific-Atlanta             9,860,130

Consumer Cyclicals (12.9%)
  167,100            Best Buy                       6,065,730*
  282,900            Black & Decker                13,635,780
  561,300            Carnival Corp.                15,542,397
  331,700            Costco Wholesale              12,810,254*
  700,800            Masco Corp.                   18,998,688
  431,100            Sabre Holdings                15,433,380*
  216,600            Starwood Hotels &
                       Resorts Worldwide            7,123,974
                                                  -----------
                                                   89,610,203

Consumer Goods & Services (2.1%)
  904,500            Cendant Corp.                 14,363,460*

Consumer Staples (7.5%)
  158,900            Albertson's Inc.               4,840,094
  218,700            Kroger Co.                     4,352,130*
1,144,800            Liberty Media                 11,448,000*
  201,900            Newell Rubbermaid              7,078,614
  218,300            Viacom Inc. Class B            9,685,971*
  511,000            Walt Disney                    9,657,900
  164,000            Yum! Brands                    4,797,000*
                                                  -----------
                                                   51,859,709

Energy (4.2%)
  166,400            Anadarko Petroleum             8,203,520
  274,000            Cooper Cameron                13,267,080*
  172,300            Talisman Energy                7,779,345
                                                  -----------
                                                   29,249,945

Number of Shares                                 Market Value+

Financial Services (24.3%)
  272,000            American Express             $ 9,879,040
  151,700            Aon Corp.                      4,472,116
  284,000            Bank of New York               9,585,000
    7,500            Berkshire Hathaway
                       Class B                     16,755,000*
  188,700            Capital One Financial         11,520,135
  334,600            Citigroup Inc.                12,965,750
  168,100            Freddie Mac                   10,287,720
  138,900            H & R Block                    6,410,235
  124,900            Hartford Financial
                       Services Group               7,427,803
  188,400            Lehman Brothers
                       Holdings                    11,778,768
  325,600            Morgan Stanley                14,026,848
  364,800            Principal Financial
                       Group                       11,308,800*
   53,100            Prudential Financial           1,771,416*
  390,800            Washington Mutual             14,502,588
  203,800            Wells Fargo                   10,202,228
  188,596            XL Capital                    15,974,081
                                                  -----------
                                                  168,867,528

Health Care (9.9%)
  367,500            Boston Scientific             10,775,100*
  609,700            Caremark Rx                   10,060,050*
  228,800            CIGNA Corp.                   22,289,697
  453,200            McKesson HBOC                 14,819,640
  212,200            Merck & Co.                   10,745,808
                                                  -----------
                                                   68,690,295

Insurance (1.8%)
  319,100            St. Paul Cos.                 12,419,372
Oil & Gas (1.4%)
  335,600            FMC Technologies               6,967,056*
   40,500            Smith International            2,761,695*
                                                  -----------
                                                    9,728,751

Retail (2.7%)
  328,800            Abercrombie & Fitch            7,930,656*
  293,300            American Eagle
                       Outfitters                   6,200,362*
  227,330            Limited, Inc.                  4,842,129
                                                  -----------
                                                   18,973,147

Technology (14.8%)
  544,000            Cadence Design
                       Systems                      8,769,280*
  445,800            Celestica Inc.                10,124,118*
  444,600            Computer Sciences             21,251,880*
  836,100            Compuware Corp.                5,075,127*
  256,200            Convergys Corp.                4,990,776*
1,046,800            General Motors Class H        10,886,720*
  174,700            IBM                           12,578,400
  156,600            Lexmark International
                       Group                        8,519,040*

See Notes to Schedule of Investments

Schedule of Investments  Partners Portfolio cont'd

Number of Shares                                 Market Value+
  325,500            Micron Technology           $  6,581,610*[L]
  524,600            Waters Corp.                  14,006,820*
                                                 ------------
                                                  102,783,771
Total Common Stocks
(Cost $676,544,624)                               683,718,828
                                                 ------------
Principal Amount

Short-Term Investments (3.9%)
$17,122,551   N&B Securities Lending
                Quality Fund, LLC                  17,122,551
 10,176,876   Neuberger Berman
                Institutional Cash
                Fund Trust Class                   10,176,876@
                                                 ------------
Total Short-Term Investments
(Cost $27,299,427)                                 27,299,427#
                                                 ------------
Total Investments (102.3%)
(Cost $703,844,051)                               711,018,255##
Liabilities, less cash, receivables
  and other assets [(2.3%)]                       (15,697,488)
                                                 ------------
Total Net Assets (100%)                          $695,320,767
                                                 ------------

See Notes to Schedule of Investments

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2002 (UNAUDITED)

Notes to Schedule of Investments Partners Portfolio
---------------------------------------------------

+ Investment securities of the Fund are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Fund values all other securities by a method the trustees of the Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#     At cost, which approximates market value.

## At June 30, 2002, the cost of investments for U.S. Federal income tax purposes was $703,844,051. Gross unrealized appreciation of investments was $77,166,501 and gross unrealized depreciation of investments was $69,992,297, resulting in net unrealized appreciation of $7,174,204, based on cost for U.S. Federal income tax purposes.

*     Non-income producing security.

[L] All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

@ Neuberger Berman Institutional Cash Fund is also managed by Neuberger Berman Management Inc. (see Note A of Notes to Financial Statements).

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2002 (UNAUDITED)

Statement of Assets and Liabilities
-----------------------------------

                                                                                         -------------
                                                                                           Partners
Neuberger Berman Advisers Management Trust                                                 Portfolio
Assets
  Investments in securities, at market value* (Note A)--see Schedule of Investments      $ 711,018,255
------------------------------------------------------------------------------------------------------
  Dividends and interest receivable                                                            387,214
------------------------------------------------------------------------------------------------------
  Receivable for securities sold                                                             6,106,009
------------------------------------------------------------------------------------------------------
  Receivable for Fund shares sold                                                              565,419
------------------------------------------------------------------------------------------------------
  Prepaid expenses and other assets                                                             23,507
======================================================================================================

Total Assets                                                                               718,100,404
======================================================================================================

Liabilities
  Payable for collateral on securities loaned (Note A)                                      17,122,551
------------------------------------------------------------------------------------------------------
  Payable for securities purchased                                                           3,702,978
------------------------------------------------------------------------------------------------------
  Payable for Fund shares redeemed                                                           1,294,657
------------------------------------------------------------------------------------------------------
  Payable to investment manager (Note B)                                                       299,623
------------------------------------------------------------------------------------------------------
  Payable to administrator (Note B)                                                            170,872
------------------------------------------------------------------------------------------------------
  Accrued expenses and other payables                                                          188,956
======================================================================================================

Total Liabilities                                                                           22,779,637
======================================================================================================

Net Assets at value                                                                      $ 695,320,767
======================================================================================================

Net Assets consist of:
  Paid-in capital                                                                        $ 731,240,680
------------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                                                  (438,588)
------------------------------------------------------------------------------------------------------
  Accumulated net realized gains (losses) on investments                                   (42,655,837)
------------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) in value of investments                         7,174,512
======================================================================================================

Net Assets at value                                                                      $ 695,320,767
======================================================================================================
Shares Outstanding ($.001 par value; unlimited shares authorized)                           51,315,751
------------------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share                                 $       13.55
======================================================================================================

*Cost of Investments                                                                     $ 703,844,051
======================================================================================================

See Notes to Financial Statements

                   NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE SIX MONTHS
                                                 ENDED JUNE 30, 2002 (UNAUDITED)

Statement of Operations
-----------------------

                                                                           -------------
                                                                             Partners
Neuberger Berman Advisers Management Trust                                   Portfolio
Investment Income
Income:
Dividend income                                                            $   3,207,373
----------------------------------------------------------------------------------------
Interest income (Note A)                                                         166,548
----------------------------------------------------------------------------------------
Foreign taxes withheld (Note A)                                                   (4,990)
========================================================================================
Total income                                                                   3,368,931
========================================================================================
Expenses:
Investment management fee (Note B)                                             2,010,236
----------------------------------------------------------------------------------------
Administration fee (Note B)                                                    1,156,781
----------------------------------------------------------------------------------------
Auditing fees                                                                     36,115
----------------------------------------------------------------------------------------
Custodian fees (Note B)                                                           88,792
----------------------------------------------------------------------------------------
Insurance expense                                                                  6,509
----------------------------------------------------------------------------------------
Legal fees                                                                        79,340
----------------------------------------------------------------------------------------
Shareholder reports                                                               82,722
----------------------------------------------------------------------------------------
Trustees' fees and expenses                                                       17,799
----------------------------------------------------------------------------------------
Miscellaneous                                                                      9,570
========================================================================================
Total expenses                                                                 3,487,864
Expenses reduced by custodian fee expense offset arrangement (Note B)               (230)
========================================================================================
Total net expenses                                                             3,487,634
========================================================================================
Net investment income (loss)                                                    (118,703)
========================================================================================
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold                       (12,051,553)
----------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
     Investment securities (Note A)                                          (64,787,551)
     -----------------------------------------------------------------------------------
     Foreign currency (Note A)                                                       651
========================================================================================
Net gain (loss) on investments                                               (76,838,453)
========================================================================================
Net increase (decrease) in net assets resulting from operations            $ (76,957,156)
========================================================================================

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2002 (UNAUDITED)

Statement of Changes in Net Assets
----------------------------------

                                                                                   Partners Portfolio
                                                                          ------------------------------------
                                                                          Six Months Ended          Year Ended
Neuberger Berman Advisers Management Trust                                   June 30, 2002        December 31,
                                                                               (Unaudited)                2001
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                                $     (118,703)     $    3,456,660
--------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                        (12,051,553)        (21,361,934)
--------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments            (64,786,900)         (9,432,519)
==============================================================================================================
Net increase (decrease) in net assets resulting from operations                (76,957,156)        (27,337,793)
==============================================================================================================
Distributions to Shareholders From:
Net investment income                                                           (3,687,391)         (3,181,496)
--------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                        --         (30,224,208)
==============================================================================================================
Total distributions to shareholders                                             (3,687,391)        (33,405,704)
==============================================================================================================
From Fund Share Transactions:
Proceeds from shares sold                                                      125,117,405         290,051,114
--------------------------------------------------------------------------------------------------------------
Proceeds from reinvestment of dividends and distributions                        3,687,391          33,405,704
--------------------------------------------------------------------------------------------------------------
Payments for shares redeemed                                                  (148,225,592)       (275,625,060)
==============================================================================================================
Net increase (decrease) from Fund share transactions                           (19,420,796)         47,831,758
==============================================================================================================
Net Increase (Decrease) in Net Assets                                         (100,065,343)        (12,911,739)
Net Assets:
Beginning of period                                                            795,386,110         808,297,849
==============================================================================================================
End of period                                                               $  695,320,767      $  795,386,110
==============================================================================================================
Accumulated undistributed net investment income (loss) at end of period     $     (438,588)     $    3,367,506
==============================================================================================================
Number of Fund Shares:
Sold                                                                             8,414,701          19,039,826
--------------------------------------------------------------------------------------------------------------
Issued on reinvestment of dividends and distributions                              252,043           2,152,430
--------------------------------------------------------------------------------------------------------------
Redeemed                                                                       (10,025,498)        (18,497,156)
==============================================================================================================
Net increase (decrease) in shares outstanding                                   (1,358,754)          2,695,100
==============================================================================================================

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2002 (UNAUDITED)

Notes to Financial Statements Partners Portfolio
------------------------------------------------

     Note A--Summary of Significant Accounting Policies:

1 General: Partners Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of nine separate operating series (the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

     The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.

     Prior to May 1, 2000, the Fund was part of a master/feeder structure, investing all of its net investable assets in AMT Partners Investments, a series of Advisers Managers Trust. Effective May 1, 2000, the Fund converted to a conventional fund structure. The Fund redeemed its investment in AMT Partners Investments in return for delivery of the portfolio securities, at current net asset value, subject to the liabilities of AMT Partners Investments.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 Taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

Notes to Financial Statements Partners Portfolio cont'd
-------------------------------------------------------

6 Dividends and distributions to shareholders: Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($9,233,752 expiring in 2009, determined as of December 31, 2001), it is the policy of the Fund not to distribute such gains.

     The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

7 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 Expense allocation: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly.

9 Security lending: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Fund receives a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions. This income is reflected in the Statement of Operations under the caption Interest income. At June 30, 2002, the value of the securities loaned, the value of the collateral and the income earned on loaned securities during the six months ended June 30, 2002 were $16,786,816, $17,122,551 and $37,499, respectively.

10 Income recognition: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide became effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have a significant effect on the financial statements.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2002 (UNAUDITED)

11 Affiliated transactions: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), an affiliated fund managed by Neuberger Berman Management Inc. ("Management"). The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Fund does not pay Management an investment management fee associated with its investment in the Cash Fund. For the six months ended June 30, 2002, income earned on this investment amounted to $129,048 and is reflected in the Statement of Operations under the caption Interest income.

     Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

     Prior to June 7, 2001, the Fund paid Management a fee for investment management services at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.

     The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets.

     The trustees of the Trust adopted a non-fee distribution plan for the Fund.

     Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     Management has contractually undertaken through April 30, 2005 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2002, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2008 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. For the six months ended June 30, 2002, there was no reimbursement to Management. At June 30, 2002, the Fund has no liability to Management under the agreement.

Notes to Financial Statements Partners Portfolio cont'd
-------------------------------------------------------

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $230.

     Note C--Securities Transactions:

     During the six months ended June 30, 2002, there were purchase and sale transactions (excluding short-term securities) of $182,513,739 and $197,481,864, respectively.

     During the six months ended June 30, 2002, brokerage commissions on securities transactions amounted to $546,220, of which Neuberger received $248,474, and other brokers received $297,746.

     Note D--Line of Credit:

     At June 30, 2002, the Fund was a holder of a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at June 30, 2002, nor had the Fund utilized this line of credit at any time prior to that date.

     Note E--Unaudited Financial Information:

     The financial information included in this interim report is taken from the records of the Fund without audit by independent auditors. Annual reports contain audited financial statements.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2002 (UNAUDITED)

Financial Highlights Partners Portfolio+
----------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.[+/+]

                                                  Six Months Ended
                                                       June 30,                        Year Ended December 31,
                                                  ----------------     ---------------------------------------------------------
                                                          2002           2001        2000        1999         1998          1997
                                                   (Unaudited)
Net Asset Value, Beginning of Period                   $15.10          $16.17      $19.64      $18.93     $  20.60      $  16.48
                                                       ------          ------      ------      ------     --------      --------
Income From Investment Operations
Net Investment Income (Loss)                             (.00)            .06         .07         .11          .20           .12
Net Gains or Losses on Securities
(both realized and unrealized)                          (1.48)           (.50)       (.20)       1.23          .73          4.82
                                                       ------          ------      ------      ------     --------      --------
Total From Investment Operations                        (1.48)           (.44)       (.13)       1.34          .93          4.94
                                                       ------          ------      ------      ------     --------      --------
Less Distributions
From Net Investment Income                               (.07)           (.06)       (.15)       (.23)        (.08)         (.05)
From Net Capital Gains                                     --            (.57)      (3.19)       (.40)       (2.52)         (.77)
                                                       ------          ------      ------      ------     --------      --------
Total Distributions                                      (.07)           (.63)      (3.34)       (.63)       (2.60)         (.82)
                                                       ------          ------      ------      ------     --------      --------
Net Asset Value, End of Period                         $13.55          $15.10      $16.17      $19.64     $  18.93      $  20.60
                                                       ------          ------      ------      ------     --------      --------
Total Return++                                          -9.84%**        -2.83%      +0.70%      +7.37%       +4.21%       +31.25%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                $695.3          $795.4      $808.3      $989.5     $1,630.5      $1,632.8
Ratio of Gross Expenses to Average Net Assets#            .90%*           .87%        .92%        .87%         .84%          .86%
Ratio of Net Expenses to Average Net Assets               .90%*           .87%        .92%        .87%         .84%          .86%
Ratio of Net Investment Income (Loss)
to Average Net Assets                                    (.03%)*          .43%        .42%        .57%        1.04%          .60%
Portfolio Turnover Rate                                    24%             74%         97%        112%         148%          106%

See Notes to Financial Highlights

Notes to Financial Highlights Partners Portfolio
------------------------------------------------

+ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Partners Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

[+/+] The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

*      Annualized.

**     Not annualized.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2002 (UNAUDITED)

Trustees and Officers
---------------------

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.

Information about the Board of Trustees

--------------------------------------------------------------------------------------------------------------------------------
                                                                                    Number of
                                                                                  Portfolios in
                              Position and                                        Fund Complex    Other Directorships Held
                             Length of Time                                        Overseen by     Outside Fund Complex by
Name, Age, and Address (1)     Served (2)        Principal Occupation(s) (3)         Trustee               Trustee
--------------------------------------------------------------------------------------------------------------------------------
John Cannon (72)            Trustee since    Retired. Formerly, Chairman and           29        Independent Trustee or
                            2000             Chief Investment Officer of CDC                     Director of three series of
                                             Capital Management (registered                      Oppenheimer Funds:
                                             investment adviser) (1993-Jan.                      Limited Term New York
                                             1999).                                              Municipal Fund,
                                                                                                 Rochester Fund
                                                                                                 Municipals, and
                                                                                                 Oppenheimer Convertible
                                                                                                 Securities Fund, 1992 to
                                                                                                 present.
--------------------------------------------------------------------------------------------------------------------------------
Faith Colish (66)           Trustee since    Attorney at Law and President,            29
                            1984             Faith Colish, A Professional
                                             Corporation; 1980 to present.
--------------------------------------------------------------------------------------------------------------------------------
Walter G. Ehlers (69)       Trustee since    Consultant. Retired President and         29
                            1989             Trustee of Teachers Insurance &
                                             Annuity (TIAA) and College
                                             Retirement Equities Fund (CREF).
--------------------------------------------------------------------------------------------------------------------------------
C. Anne Harvey (64)         Trustee since    Consultant, C. A. Harvey                  29
                            1998             Associates, June 2001 to present;
                                             Member, Individual Investors
                                             Advisory Committee to the New
                                             York Stock Exchange Board of
                                             Directors, 1998 to present;
                                             Secretary, Board of Associates to
                                             The National Rehabilitation
                                             Hospital's Board of Directors;
                                             Director of American Association
                                             of Retired Persons (AARP), 1978
                                             to December 2000; Member,
                                             American Savings Education
                                             Council's Policy Board (ASEC),
                                             1998-2000; Member, Executive
                                             Committee, Crime Prevention
                                             Coalition of America, 1997-2000.
--------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers cont'd
----------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                    Number of
                                                                                  Portfolios in
                              Position and                                        Fund Complex    Other Directorships Held
                             Length of Time                                        Overseen by     Outside Fund Complex by
Name, Age, and Address (1)     Served (2)        Principal Occupation(s) (3)         Trustee               Trustee
--------------------------------------------------------------------------------------------------------------------------------
Barry Hirsch (69)           Trustee since    Senior Vice President and General         29
                            2000             Counsel of Loews Corporation
                                             (diversified financial corporation).
--------------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh (74)       Trustee since    Professor of Finance and                  29         Director, Delaware Labs,
                            2000             Economics at Stern School of                         1978 to present
                                             Business, New York University.                       (cosmetics).
--------------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf (65)       Trustee since    Retired. Formerly, Vice President         29         Director, State Theatre of
                            1999             and Special Counsel to WHX                           New Jersey (not-for-profit
                                             Corporation (holding company);                       theater), 2000 to present;
                                             1993-2001.                                           Formerly, Director of
                                                                                                  Kevlin Corporation
                                                                                                  (manufacturer of
                                                                                                  microwave and other
                                                                                                  products).
--------------------------------------------------------------------------------------------------------------------------------
John P. Rosenthal (69)      Trustee since    Senior Vice President of Burnham          29         Director, 92nd Street Y
                            2000             Securities Inc. (a registered                        (non-profit), 1967 to
                                             broker-dealer) since 1991.                           present; Formerly,
                                                                                                  Director, Cancer
                                                                                                  Treatment Holdings, Inc.
--------------------------------------------------------------------------------------------------------------------------------
William E. Rulon (69)       Trustee since    Retired. Senior Vice President of         29         Director, Pro-Kids Golf
                            2000             Foodmaker, Inc. (operator and                        and Learning Academy,
                                             Franchiser of Restaurants) until                     1998 to present (teach golf
                                             January 1997; Secretary of                           and computer usage to "at
                                             Foodmaker, Inc. until July 1996.                     risk" children); Director of
                                                                                                  Prandium, Inc.,
                                                                                                  March 2001 to present
                                                                                                  (restaurants).
--------------------------------------------------------------------------------------------------------------------------------

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2002 (UNAUDITED)


--------------------------------------------------------------------------------------------------------------------------------
                                                                                    Number of
                                                                                  Portfolios in
                              Position and                                        Fund Complex    Other Directorships Held
                             Length of Time                                        Overseen by     Outside Fund Complex by
Name, Age, and Address (1)     Served (2)        Principal Occupation(s) (3)         Trustee               Trustee
--------------------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan (70)      Trustee since    General Partner of Oxford Partners        29         Formerly, Director of
                            2000             and Oxford Bioscience Partners                       Capital Cash
                                             (venture capital partnerships) and                   Management Trust
                                             President of Oxford Venture                          (money market fund) and
                                             Corporation.                                         Prime Cash Fund.
--------------------------------------------------------------------------------------------------------------------------------
Tom Decker Seip (52)        Trustee since    General Partner of Seip                   29         Director, H&R Block,
                            2000             Investments LP (a private                            Inc. (financial services
                                             investment partnership); President                   company), May 2001 to
                                             and CEO of Westaff, Inc.,                            present; Director, General
                                             May 2001 to January 2002                             Magic (voice recognition
                                             (temporary staffing); Senior                         software), November 2001
                                             Executive at the Charles Schwab                      to present; Director,
                                             Corporation from 1983 to 1999;                       Forward Management,
                                             including Chief Executive Officer                    Inc. (asset management),
                                             of Charles Schwab Investment                         2001-present; Member of
                                             Management, Inc. and Trustee of                      the Board of Directors of
                                             Schwab Family of Funds and                           E-Finance Corporation
                                             Schwab Investments from 1997 to                      (credit decisioning
                                             1998; Executive Vice                                 services), 1999 to present;
                                             President-Retail Brokerage for                       Director, Save-Daily.com
                                             Charles Schwab Investment                            (micro investing services),
                                             Management from 1994 to 1997.                        1999 to present; Formerly,
                                                                                                  Director of Offroad
                                                                                                  Capital Inc. (pre-public
                                                                                                  internet commerce
                                                                                                  company).
--------------------------------------------------------------------------------------------------------------------------------
Candace L. Straight (54)    Trustee since    Private investor and consultant           29         Director, Providence
                            1999             specializing in the insurance                        Washington (property and
                                             industry; Advisory Director of                       casualty insurance
                                             Securitas Capital LLC (a global                      company),
                                             private equity investment firm                       December 1998 to
                                             dedicated to making investments in                   present; Director, Summit
                                             the insurance sector).                               Global Partners (insurance
                                                                                                  brokerage firm),
                                                                                                  October 2000 to present.
--------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers cont'd
----------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                    Number of
                                                                                  Portfolios in
                              Position and                                        Fund Complex    Other Directorships Held
                             Length of Time                                        Overseen by     Outside Fund Complex by
Name, Age, and Address (1)     Served (2)        Principal Occupation(s) (3)         Trustee               Trustee
--------------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (57)         Trustee since    Regional Manager for Atlanta              29
                            1984             Region, Ford Motor Credit
                                             Company since August 1997; prior
                                             thereto, President, Ford Life
                                             Insurance Company, April 1995
                                             until August 1997.
--------------------------------------------------------------------------------------------------------------------------------
Michael M. Kassen* (49)     President and    Executive Vice President and Chief        29         Executive Vice President,
                            Trustee since    Investment Officer of Neuberger                      Chief Investment Officer
                            2000             Berman since 1999; Executive Vice                    and Director of Neuberger
                                             President and Chief Financial                        Berman Inc. (holding
                                             Officer of NB Management from                        company) since 1999;
                                             November 1999 to March 2000;                         Chairman since May 2000
                                             Vice President of NB Management                      and Director of NB
                                             from 1990 until 1999; Partner or                     Management since
                                             Principal of Neuberger Berman                        January 1996.
                                             from 1993.
--------------------------------------------------------------------------------------------------------------------------------
Edward I. O'Brien* (73)     Trustee since    Member, Investment Policy                 29         Director of Legg Mason,
                            2000             Committee, Edward Jones, 1993-                       Inc. (financial services
                                             2001; President of the Securities                    holding company), 1993
                                             Industry Association ("SIA")                         to present; Director,
                                             (securities industry's representative                Boston Financial Group
                                             in government relations and                          (real estate and tax
                                             regulatory matters at the federal                    shelters) 1993-1999.
                                             and state levels) from 1974-1992;
                                             Adviser to SIA from
                                             November 1992-November 1993.
--------------------------------------------------------------------------------------------------------------------------------

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2002 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                    Number of
                                                                                  Portfolios in
                              Position and                                        Fund Complex    Other Directorships Held
                             Length of Time                                        Overseen by     Outside Fund Complex by
Name, Age, and Address (1)     Served (2)        Principal Occupation(s) (3)         Trustee               Trustee
--------------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (43)      Chairman of       Executive Vice President of              29         Executive Vice President
                            the Board,        Neuberger Berman since 1999;                        and Director of Neuberger
                            Chief             Principal of Neuberger Berman                       Berman Inc. (holding
                            Executive         from 1997 until 1999; Senior Vice                   company) since 1999;
                            Officer and       President of NB Management from                     President and Director of
                            Trustee since     1996 until 1999; Director of                        NB Management since
                            2000; President   Institutional Services of NB                        1999.
                            from 1999 to      Management from 1988 until
                            2000              1996.
--------------------------------------------------------------------------------------------------------------------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Kassen are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Portfolios and other funds for which NB Management serves as investment manager.

Trustees and Officers cont'd
----------------------------

Information about the Officers of the Trust

                                         Position and
 Name, Age, and Address (1)        Length of Time Served (2)                Principal Occupation(s) (3)
----------------------------   --------------------------------   ----------------------------------------------
Claudia A. Brandon (45)        Secretary since 1984               Vice President of Neuberger Berman since
                                                                  2002 and Employee since 1999; Vice
                                                                  President-Mutual Fund Board Relations of NB
                                                                  Management since 2000; Vice President of NB
                                                                  Management from 1986 to 1999; Secretary of
                                                                  two other mutual funds for which NB
                                                                  Management acts as investment manager and
                                                                  administrator.

Robert Conti (45)              Vice President since 2000          Vice President of Neuberger Berman since
                                                                  1999; Senior Vice President of NB
                                                                  Management since 2000; Controller of NB
                                                                  Management until 1996; Treasurer of NB
                                                                  Management from 1996 until 1999; Vice
                                                                  President of two other mutual funds for which
                                                                  NB Management acts as investment manager
                                                                  and administrator since 2000.

Stacy Cooper-Shugrue (39)      Assistant Secretary since 1991     Vice President-Mutual Fund Board Relations
                                                                  of NB Management since February 25, 2002;
                                                                  Employee of Neuberger Berman since 1999;
                                                                  Assistant Vice President of NB Management
                                                                  from 1993 to 1999; Assistant Secretary of two
                                                                  other mutual funds for which NB Management
                                                                  acts as investment manager and administrator.

Barbara Muinos (43)            Assistant Treasurer since 1996     Vice President of Neuberger Berman since
                                                                  1999; Assistant Vice President of NB
                                                                  Management from 1993 to 1999; Assistant
                                                                  Treasurer of two other mutual funds for which
                                                                  NB Management acts as investment manager
                                                                  and administrator since 1996.

Brian J. Gaffney (48)          Vice President since 2000          Managing Director of Neuberger Berman since
                                                                  1999; Senior Vice President of NB
                                                                  Management since 2000; Vice President of NB
                                                                  Management from 1997 until 1999; Vice
                                                                  President of two other mutual funds for which
                                                                  NB Management acts as investment manager
                                                                  and administrator since 2000.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2002 (UNAUDITED)

                                         Position and
 Name, Age, and Address (1)        Length of Time Served (2)                Principal Occupation(s) (3)
----------------------------   --------------------------------   ----------------------------------------------
Sheila R. James (37)           Assistant Secretary since          Employee of Neuberger Berman since 1999;
                               June 5, 2002                       Employee of NB Management from 1991 to
                                                                  1999; Assistant Secretary of two other mutual
                                                                  funds for which NB Management acts as
                                                                  investment manager and administrator since
                                                                  June 5, 2002.

Richard Russell (55)           Treasurer and Principal            Vice President of Neuberger Berman since
                               Accounting Officer since           1999; Vice President of NB Management from
                               1993 and Principal Financial       1993 until 1999; Treasurer and Principal
                               Officer since June 2000            Financial and Accounting Officer of two other
                                                                  mutual funds for which NB Management acts
                                                                  as investment manager and administrator.

Frederic B. Soule (56)         Vice President since 2000          Vice President of Neuberger Berman since
                                                                  1999; Vice President of NB Management from
                                                                  1995 until 1999; Vice President of two other
                                                                  funds for which NB Management acts as
                                                                  investment manager and administrator since
                                                                  2000.

Celeste Wischerth (41)         Assistant Treasurer since 1996     Vice President of Neuberger Berman since
                                                                  1999; Assistant Vice President of NB
                                                                  Management from 1994 to 1999; Assistant
                                                                  Treasurer of two other mutual funds for which
                                                                  NB Management acts as investment manager
                                                                  and administrator since 1996.

--------------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the by-laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.